AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 9th day of January 2002, between Dynamic Imaging Group, Inc a Florida corporation ("Digi"); Hi Tech Expos LTD, Twenty First Century Promotions, an Arizona corporation ("TFCP"); and the shareholders of TFCP listed in Exhibit A hereof (the "Stockholders").

      Digi desires to acquire all of the issued and outstanding stock of TFCP in exchange for common stock of Digi in a transaction qualifying as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and, concurrent with the acquisition of the outstanding stock of TFCP.

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, IT IS AGREED:

                                    SECTION 1

                                 REORGANIZATION

      1.1 EXCHANGE OF SHARES. The Stockholders agree to transfer to Digi at the close of escrow, 100% of the outstanding shares, and any subscriptions to purchase shares, of TFCP listed in Exhibit A hereto and incorporated herein by this reference (the "TFCP Shares") in exchange for 4,941,175 Rule 144 "restricted" shares of common stock of Digi (the "Digi Shares") to be issued to the Stockholders on a pro rata basis.

      1.2 DELIVERY OF CERTIFICATES. The exchange of shares shall be effected at close of escrow by the delivery to Digi, of the certificates representing the Stockholders' shares endorsed in blank or accompanied by stock powers executed in blank, with all signatures witnessed or guaranteed to the satisfaction of Digi; and by the delivery to Stockholders of the certificates representing the Digi Shares issued on a pro rata basis to the Stockholders.

      1.3 FURTHER ASSURANCES. At Closing and from time to time thereafter, the Stockholders shall execute such additional instruments and take such other action as Digi may request in order to exchange and transfer clear title and ownership in the TFCP Stock to Digi.

      1.4 PRESENT DIRECTORS AND EXECUTIVE OFFICERS OF DIGI. At Closing, the present directors and officers of Digi shall remain the same, and designate a director of TFCP to serve as a director , of Digi until the next respective annual meeting of the stockholders and board of directors of Digi, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations.

      1.5 ASSETS AND LIABILITIES OF TFCP AT CLOSING. TFCP shall provide Digi with a copy of its completed, audited financial statements with accompanying notes thereto, prepared as of 60 days of Closing in accord with Regulation S-X, and represents and warrants that TFCP's financial condition as reflected in the audited financial statements shall be substantially identical to its financial condition as represented at Closing.

                                    SECTION 2

                                     CLOSING

      2.1 EXECUTION OF AGREEMENT. The Closing of this Agreement shall occur at the offices of Digi on February 15, 2002 unless another place or time is agreed upon in writing by the parties. The Closing may be accomplished by wire, express mail or other courier service, conference telephone communications or as otherwise agreed by the respective parties or their duly authorized representatives.

      2.2 ESCROW OF SHARE CERTIFICATES. Immediately following Closing, or as soon thereafter as reasonably possible, the respective parties shall deposit in escrow with an agent to be mutually appointed as escrow agent for the purposes of this Agreement (the "Escrow Agent"), the share certificates representing the shares to be exchanged hereunder. The Escrow Agent shall be provided instructions to hold said certificates pursuant to this Agreement.

            2.2.a CLOSE OF ESCROW. Upon mutually agreed level of Equity Capital within 30 days of Closing, or as extended by the written, mutual agreement of the parties (hereinafter, the "Funding Period"), the Escrow Agent shall forward to Digi, the share certificates representing the TFCP Shares, and shall forward to the Stockholders, the share certificates representing 4,941,175 shares of Digi to be issued to the Stockholders on a pro rata basis (TFCP will maintain 15% of the outstanding shares of DIGI (approx. additional 5,558,825) expected to be 70,000,000 shares upon the planned merger of Bryan Media Group Inc).

                                    SECTION 3

            REPRESENTATIONS AND WARRANTIES OF TFCP AND STOCKHOLDERS

      TFCP and Stockholders represent and warrant to, and covenant with Digi as follows:

      3.1 CORPORATE STATUS. TFCP is a corporation duly organized, validly existing and in good standing under the laws of the state of Arizona and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

      3.2 TFCP SHARES. The Stockholders are the record and beneficial owners of the TFCP Shares, free and clear of adverse claims of third parties; and Exhibit A hereto correctly sets forth the names, addresses and number of shares of TFCP owned by each of the Stockholders.

      3.3 CAPITALIZATION. The authorized capital stock of TFCP consists of 20,000 shares of common voting stock, $0.001 par value, and 0 shares of preferred stock, $0.001 par value, of which 2,000 shares of common stock are issued and outstanding, and zero (0) shares of preferred stock are issued and outstanding. All shares of issued and outstanding common and preferred stock are fully paid and non-assessable.

      3.4 FINANCIAL STATEMENTS. The financial statements of TFCP furnished to Digi, attached hereto as Exhibit B and incorporated herein by reference, are correct and fairly present the financial condition of TFCP at such dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit B.

      3.5 UNDISCLOSED LIABILITIES. TFCP has no material liabilities of any nature except to the extent reflected or reserved against in the balance sheet, whether accrued, absolute, contingent or otherwise, including without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit C attached hereto and incorporated herein by reference.

      3.6 INDEMNIFICATION FOR UNDISCLOSED LIABILITIES. The Stockholders agree to indemnify Digi and hold harmless Digi from any judgments or undisclosed liabilities arising from this acquisition.

      3.7 INTERIM CHANGES. Since the date of its balance sheet, except as set forth in Exhibit F, there have been no (1) changes in the financial condition, assets, liabilities or business of TFCP which, in the aggregate, have been materially adverse; (2) damages, destruction or loss of or to the property of TFCP, payment of any dividend or other distribution in respect of the capital stock of TFCP, or any direct or indirect redemption, purchase or other acquisition of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to employees.

      3.8 TITLE TO PROPERTY. TFCP has good and marketable title to all properties and assets, real and personal, proprietary or otherwise, reflected in its balance sheet, and the properties and assets of TFCP are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein or in Exhibit G, with respect to which no default exists.

      3.9 LITIGATION. There is no litigation or proceeding pending or to the knowledge of TFCP, threatened, against or relating to TFCP, its properties or business except as set forth in Exhibit H. Further, no officer, director or person who may be deemed to be an affiliate of TFCP is party to any material legal proceeding which could have an adverse effect on TFCP (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to TFCP.

      3.10 BOOKS AND RECORDS. From the date of this Agreement to the closing, the Stockholders will cause TFCP to (1) give to Digi and its representatives full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that Digi may inspect and audit them; and (2) furnish such information concerning the properties and affairs of TFCP as Digi may reasonably request.

      3.11 TAX RETURNS. TFCP has filed, or will promptly file, all federal and state income or franchise tax returns required to be filed, or has received currently effective extensions of the required filing dates.

      3.12 CONFIDENTIALITY. Until the Closing (and continuously if there is no Closing), the Stockholders and their representatives will keep confidential any information which they obtain from Digi concerning its properties, assets and business. If the transactions contemplated by this Agreement are not consummated, the Stockholders will return to Digi all written matter with respect to Digi obtained by them in connection with the negotiation or consummation of this Agreement.

      3.13 INVESTMENT INTENT. The Stockholders are acquiring the Digi Shares for investment, and not with a view to the sale or distribution thereof, and the Stockholders have no commitment or present intention to liquidate Digi or to sell or otherwise dispose of the Digi Shares. The Stockholders shall execute and deliver to Digi an Investment Letter attached hereto as Exhibit I and incorporated herein by reference, acknowledging the "unregistered" and "restricted" nature of the securities of Digi being received under the Agreement in exchange for the TFCP Shares, and receipt of certain material information regarding Digi, including, but not limited to the reports of Digi filed with the Securities and Exchange Commission (the "Commission") during the past twelve months and a copy of this Agreement and all Exhibits hereto.

      3.14 CORPORATE AUTHORITY. TFCP has all corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and will deliver to Digi or its representative at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Agreement by its officers and performance thereunder.

      3.15 DUE AUTHORIZATION. Execution of this Agreement and performance by TFCP hereunder has been duly authorized by all requisite corporate action on the part of TFCP, and this Agreement constitutes a valid and binding obligation of TFCP and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of TFCP.

      3.16 COMMITMENT TO HONOR PRIOR OBLIGATIONS OF DIGI. TFCP and the Stockholders agree to ratify, honor and be bound by the prior obligations of Digi to its current officers and directors.

      3.17 ENVIRONMENTAL MATTERS. TFCP has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien or action, or of any cause for any such lien or action.

                                    SECTION 4

                     REPRESENTATIONS AND WARRANTIES OF DIGI

      Digi represents and warrants to, and covenants with TFCP and the Stockholders as follows:

      4.1 CORPORATE STATUS. Digi is a corporation duly organized, validly existing and in good standing under the laws of the state of Florida and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary. Digi is a publicly held company and is current in the filing of all reports required to be filed by it with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, copies of which have been provided to TFCP and the Stockholders; such reports are true and correct in every material respect; and the securities of Digi are currently listed on the OTC Bulletin Board(R) system of the National Association of Securities Dealers, Inc. under the symbol, "DYIG."

      4.2 CAPITALIZATION. The authorized capital stock of Digi consists of 100,000,000 shares of common voting stock, $0.0001 par value, and 10,000,000 shares of preferred stock, of which 28,000,000 shares of common stock are issued and outstanding and 6,000,000 Series A Preferred shares are issued and outstanding. All shares of issued and outstanding common stock are fully paid and non-assessable.

      4.3 FINANCIAL STATEMENTS. The financial statements of Digi furnished to TFCP as part of Digi' reports filed with the Commission, are correct and fairly present the financial condition of Digi at such dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein.

      4.4 UNDISCLOSED LIABILITIES. Digi has no material liabilities of any nature except to the extent reflected or reserved against in the balance sheet, whether accrued, absolute, contingent or otherwise, including without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit K attached hereto and incorporated herein by reference.

      4.5 INTERIM CHANGES. Since the date of its balance sheet, except as set forth in Exhibit L, there have been no (1) changes in the financial condition, assets, liabilities or business of Digi which, in the aggregate, have been materially adverse; (2) damages, destruction or loss of or to the property of Digi, payment of any dividend or other distribution in respect of the capital stock of Digi, or any direct or indirect redemption, purchase or other acquisition of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to employees.

      4.6 TITLE TO PROPERTY. Digi has good and marketable title to all properties and assets, real and personal, proprietary or otherwise, reflected in its balance sheet, and the properties and assets of Digi are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein or in Exhibit M, with respect to which no default exists.

      4.7 LITIGATION. There is no litigation or proceeding pending or to the knowledge of Digi, threatened, against or relating to Digi, its properties or business except as set forth in Exhibit N. Further, no officer, director or person who may be deemed to be an affiliate of Digi is party to any material legal proceeding which could have an adverse effect on Digi (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to Digi.

      4.8 BOOKS AND RECORDS. From the date of this Agreement to the Closing, Digi will (1) give to TFCP and its representatives full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that TFCP may inspect and audit them; and
(2) furnish such information concerning the properties and affairs of Digi as TFCP may reasonably request.

      4.9 TAX RETURNS. Digi has filed, or will promptly file, all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

      4.10 CONFIDENTIALITY. Until the Closing (and continuously if there is no Closing), Digi and their representatives will keep confidential any information which they obtain from TFCP concerning its properties, assets and business. If the transactions contemplated by this Agreement are not consummated, Digi will return to TFCP all written matter with respect to TFCP obtained by Digi in connection with the negotiation or consummation of this Agreement.

      4.11 INVESTMENT INTENT. Digi is acquiring the TFCP Shares to be transferred to it under this Agreement for investment purposes and not with a view to the sale or distribution thereof, and Digi has no commitment or present intention to liquidate TFCP or to sell or otherwise dispose of the TFCP Shares.

      4.12 CORPORATE AUTHORITY. Digi has all corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and will deliver to TFCP or its representative at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Agreement by its officers and performance thereunder.

      4.13 DUE AUTHORIZATION. Execution of this Agreement and performance by Digi hereunder has been duly authorized by all requisite corporate action on the part of Digi, and this Agreement constitutes a valid and binding obligation of Digi and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of Digi.

      4.14 ENVIRONMENTAL MATTERS. Digi has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien or action, or of any cause for any such lien or action.

                                    SECTION 5

                 CONDUCT OF TFCP PENDING THE CLOSE OF ESCROW

      TFCP and the Stockholders agree that TFCP will conduct itself in the following manner pending the close of escrow:

      5.1 CERTIFICATE OF INCORPORATION AND BYLAWS. No change will be made in the Certificate of Incorporation or Bylaws of TFCP.

      5.2 CAPITALIZATION, ETC. TFCP will not make any change in its authorized or issued shares of any class, declare or pay any dividend or other distribution, or issue, encumber, purchase or otherwise acquire any of its shares of any class.

      5.3 CONDUCT OF BUSINESS. TFCP will use its best efforts to maintain and preserve its business organization, employee relationships and good will intact, and will not, without the written consent of Digi, enter into any material commitments except in the ordinary course of business.

                                    SECTION 6

                 CONDUCT OF DIGI PENDING THE CLOSE OF ESCROW

      Digi agrees that Digi will conduct itself in the following manner pending the close of escrow:

      6.1 CERTIFICATE OF INCORPORATION AND BYLAWS. No change will be made in the Certificate of Incorporation or Bylaws of Digi, with the exception of the name change referenced in the opening statements of this Agreement.

      6.2 CAPITALIZATION, ETC. Digi will not make any change in its authorized or issued common voting stock, declare or pay any dividend or other distribution, or issue, encumber, purchase or otherwise acquire any of its common voting stock, except as contemplated by this Agreement.

      6.3 CONDUCT OF BUSINESS. Digi will use its best efforts to maintain and preserve its business organization, employee relationships and goodwill intact, and will not, without the written consent of TFCP, enter into any material commitments except in the ordinary course of business.

                                    SECTION 7

         CONDITIONS PRECEDENT TO OBLIGATIONS OF STOCKHOLDERS AND TFCP

      All obligations of the Stockholders and TFCP under this Agreement are subject at their option, to the fulfillment, before or at the close of escrow, of each of the following conditions:

      7.1 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of Digi contained in this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

      7.2 DUE PERFORMANCE. Digi shall have performed and complied with all the terms and conditions required by this Agreement to be performed or complied with by it before the Closing.

      7.3 OFFICERS' CERTIFICATE. The Stockholders shall have been furnished with a certificate signed by the President and Secretary of Digi, attached hereto as Exhibit O attached hereto and incorporated herein by reference, dated as of the Closing, certifying (1) to the effects set out in Sections 6.1 and 6.2; and (2) that since the date of the financial statements filed with the Commission with Digi' most recent periodic report, there has been no material adverse change in the financial condition, business or properties of Digi taken as a whole.

                                    SECTION 8

                 CONDITIONS PRECEDENT TO OBLIGATIONS OF DIGI

      All obligations of Digi under this Agreement are subject, at its option, to the fulfillment, before or at the close of escrow, of each of the following conditions:

      8.1 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The Stockholders' and TFCP's representations and warranties contained in this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

      8.2 DUE PERFORMANCE. The Stockholders and TFCP shall have performed and complied with all the terms and conditions required by this Agreement to be performed or complied with by them before the Closing.

      8.3 OFFICERS' AND STOCKHOLDERS' CERTIFICATE. Digi shall have been furnished with a certificate signed by the President and Secretary of TFCP, and all of the Stockholders who own 10% or more of the outstanding voting securities of TFCP and who adopt, ratify and approve the Agreement or their duly authorized representatives, attached hereto as Exhibit P and incorporated herein by reference, dated as of the Closing, certifying (1) to the effects set out in Sections 5.1 and 5.2; and (2) that since the date of the financial statements (Exhibit B) there has been no material adverse change in the financial condition, business or properties of TFCP taken as a whole.

      8.4 OPINION OF COUNSEL OF TFCP. Digi shall have received an opinion of counsel for TFCP, dated as of the Closing, to the effect that (1) the representations of Sections 3.2, 3.3 and 3.15 are correct; (2) except as specified in the opinion, counsel knows of no inaccuracy in the representations in 3.7, 3.8, or 3.9; and (3) the TFCP Shares to be delivered to Digi under this Agreement will, when so delivered, have been validly issued, fully paid and non-assessable, and will be free and clear of any liens or encumbrances.

      8.5 BOOKS AND RECORDS. The Stockholders or the Board of Directors of TFCP shall have caused TFCP to make available all books and records of TFCP, including minute books and stock transfer records; provided, however, only to the extent requested in writing by Digi.

      8.6 REVOCATION OF PRIOR AUTHORIZATIONS. The officers of TFCP shall have delivered to Digi certified copies of resolutions of the Board of Directors of TFCP revoking all prior authorizations, powers of attorney, designations and appointments relating to the signing of checks, borrowing of funds, access to corporate safe deposit boxes and other similar matters, to the extent requested by Digi.

                                    SECTION 9

                               GENERAL PROVISIONS

      9.1 FURTHER ASSURANCES. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such action(s) as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

      9.2 WAIVER. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

      9.3 BROKERS. Each party agrees to indemnify and hold harmless the other parties against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by it.

      9.4 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

                  If to Digi:       Roland Breton, President
                                    3428 North Ocean Boulevard
                                    Fort Lauderdale, Florida 33308


                  If to TFCP:       Gary Glava, President
                                    5040 E. Shea
                                    Suite 262
                                    Scottsdale, Arizona 85254

      If to the Stockholders:       To the addresses listed on Exhibit A

      10.5 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

      10.6 HEADINGS. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

      10.7 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

      10.8. ASSIGNMENT. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided however, that any assignment by any party of its rights under this Agreement without the prior written consent of the other parties shall be void.

      10.9 COUNTERPARTS This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties have executed this Agreement and Agreement of Reorganization effective the day and year first above written.

                                     Dynamic Imaging Group, INC.


                                     By
                                        --------------------------------------

                                     Its
                                         -------------------------------------



                                     Twenty First Century Promotions.


                                     By
                                        --------------------------------------

                                     Its
                                         -------------------------------------